UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 20, 2003

                            REGENCY AFFILIATES, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      1-7949                  72-0888772
           --------                      ------                  ----------
       (State or other            (Commission File No.)        (IRS Employer
jurisdiction of incorporation)                               Identification No.)

          610 N.E. Jensen Beach Blvd.
             Jensen Beach, Florida                           34957
             ---------------------                           -----
   (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (772) 334-8181

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ITEM 5. OTHER EVENTS

On March 20, 2003, the Company announced that it has been informed by Security Land & Development Company Limited Partnership ("Security Land") that the General Services Administration has agreed to extend the terms of its lease at the building owned by Security Land. The Company is a limited partner in Security Land. Please see the press release attached hereto for more information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit: 99.1    Press Release


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                                   Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              REGENCY AFFILIATES, INC.


                                              By: /s/ Laurence S. Levy
                                                  ------------------------------
                                              Name: Laurence S. Levy
                                              Title: President

Dated: March 20, 2003


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                                  Exhibit Index

No.                            Exhibit                                   Page
---                            -------                                   ----

99.1                           Press Release                             5


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